Exhibit 10.1

FIRST AMENDMENT

TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of this 6th day of February, 2004, with an effective date as set forth in Section 6 hereof, by and among DRS TECHNOLOGIES, INC., a corporation organized under the laws of Delaware (the “Borrower”), those certain subsidiaries of the Borrower party to the Subsidiary Guaranty Agreement referred to below (the “Subsidiary Guarantors”), the Lenders party to the Credit Agreement referred to below (the “Lenders”) pursuant to the authorization (in the form attached hereto as Annex A, the “Authorization”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent for the Lenders (the “Syndication Agent”), and FLEET NATIONAL BANK, as Documentation Agent for the Lenders (the “Documentation Agent”).  WACHOVIA CAPITAL MARKETS, LLC and BEAR, STEARNS & CO. INC. acted as Co-Lead Arrangers in connection with the Credit Agreement referred to below and this Amendment.

Statement of Purpose

The Lenders agreed to extend certain credit facilities to the Borrower pursuant to the Second Amended and Restated Credit Agreement dated as of November 4, 2003 by and among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  In connection therewith, certain of the Subsidiaries of the Borrower executed the Subsidiary Guaranty Agreement dated as of September 28, 2001 in favor of the Administrative Agent for the ratable benefit of itself and the other Lenders (as reaffirmed by the Reaffirmation Agreement dated as of November 4, 2003 and as further amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”).

The parties now desire to amend or modify certain provisions of the Credit Agreement in certain respects on the terms and conditions set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Capitalized Terms.  All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

2.                                       Amendments to the Credit Agreement.  The Credit Agreement is hereby modified as follows:

(a)                                  Amendments to Existing Definitions.  The definition of the following defined terms which are set forth in Section  1.1 of the Credit Agreement are hereby amended in their entirety as follows:

“Additional Term Loan Effective Date” means (i) with respect to the First Additional Term Loans, the First Amendment Effective Date and (ii) with respect to any other Additional Term Loans, the date, which shall be a Business Day, on or before the Term Loan Maturity Date, but no earlier than thirty (30) days after any Increase Notification Date (unless otherwise agreed to by the Administrative Agent), on which each of the Increase Lenders make any Additional Term Loans to the Borrower pursuant to Section 4.6.

“Notes” means the collective reference to the Revolving Credit Notes, the Term Notes and the Swingline Note, and “Note” means any of such Notes.  From and after the First Amendment Effective Date, some or all of the Loans may not be evidenced by Notes, and consequently, with respect to any Lender that has made Loans not evidenced by Notes, any reference to a Revolving Credit Note, a Term Note, a Swingline Note or a Note, shall, as applicable, be deemed to be a reference to the related Obligations that would be represented by such Revolving Credit Note, such Term Note, such Swingline Note or such Note had such Lender elected to have its Loans represented by Notes.

(b)                                 Amendment to Add New Definitions.   Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

“First Additional Term Loans” means the Additional Term Loans which were made to the Borrower by the Lenders on the First Amendment Effective Date.

“First Amendment” means the First Amendment to Credit Agreement dated as of February 6, 2004 by and among the Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent.

“First Amendment Effective Date” means February 6, 2004.

(c)                                  Amendment to Section 4.3(b).  The proviso to subsection (b) of Section 4.3 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

provided that (i) if not sooner paid, such Additional Term Loans shall be paid in full, together with accrued interest thereon, on the Term Loan Maturity Date and (ii) the amounts of individual installments may be adjusted pursuant to Section 4.4.

(d)                                 Amendments to Section 4.6.  Section 4.6 of the Credit Agreement is hereby amended by:

(i)                                     deleting subsection (a) in its entirety and inserting the following in lieu thereof:

(a)                                  Subject to the conditions set forth below, the Borrower shall have the option, exercisable on no more than three (3) occasions following the Closing Date until the Term Loan Maturity Date, to incur additional indebtedness under this Agreement in the form of an increase of the Term Loan Commitment of up to Three Hundred Thirty-Five Million Four

Hundred Ten Thousand Dollars ($335,410,000).  The Borrower, by providing an Increase Notification, may request that additional Term Loans be made on the applicable Additional Term Loan Effective Date pursuant to such increase in the Term Loan Commitment (each such additional Term Loan, an “Additional Term Loan”, and collectively, the “Additional Term Loans”).  The Borrower, the Administrative Agent and the Lenders hereby agree and acknowledge that the Borrower first exercised the option set forth in this subsection (a) on the First Amendment Effective Date in connection with the incurrence of First Additional Term Loans in the amount of $235,410,000.

(ii)                                  by adding the following parenthetical at the end of clause (iv) in subsection (c):

(provided that the Administrative Agent and the Lenders agree that the financial projections and the financial condition certificate delivered as of the Closing Date shall be sufficient to satisfy the requirements of this Section 4.6(c)(iv) with respect to the First Additional Term Loans)

(iii)                               deleting clause (vii) in subsection (c) in its entirety and inserting the following in lieu thereof:

(vii) the amount of such increase in the Term Loan Commitment and any Additional Term Loans obtained thereunder shall not be less than a minimum principal amount of $10,000,000, or any whole multiple of $5,000,000 in excess thereof (unless otherwise agreed to by the Administrative Agent);

(iv)                              deleting subsection (f) in its entirety and inserting the following in lieu thereof:

(f)                                    Within five (5) Business Days after receipt of notice, upon the request of any existing Lender or with respect to any Lender not theretofore a Lender, the Borrower shall execute and deliver to the Administrative Agent, in exchange for any surrendered Term Note of any such Lender, a new Term Note to the order of such Lender in amounts equal to the Term Loan Commitment of such Lender as set forth in the Register. Such new Term Note shall be in an aggregate principal amount equal to the aggregate principal amount of the Term Loan Commitment of such Lender, shall be dated as of the applicable Additional Term Loan Effective Date and shall otherwise be in substantially the form of the existing Term Notes.  Each surrendered Term Note and/or Term Notes shall be canceled and returned to the Borrower.

(e)                                  Amendment to Section 9.12.  Section 9.12 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

SECTION 9.12                    Use of Proceeds.  The Borrower shall use the proceeds of the Extensions of Credit (a) to finance the IDT Merger (including the refinancing of certain existing Debt of IDT) (b) to finance Permitted Acquisitions, (c) to refinance existing indebtedness of the Borrower, (d) to finance Capital Expenditures of the Borrower, and (e)

for working capital and general corporate requirements of the Borrower and its Restricted Subsidiaries, including the payment of certain fees and expenses incurred in connection with the IDT Merger and the other transactions contemplated hereby.  Notwithstanding the foregoing, the proceeds of the First Additional Term Loans shall be used to refinance the Initial Term Loans on the First Amendment Effective Date.

3.                                       Additional Term Loan Agreement.  The Applicable Margin and the terms for repayment of the First Additional Term Loans are set forth on Schedule 1 attached hereto and in Articles IV and V of the Credit Agreement; provided that the terms set forth on Schedule 1 attached hereto shall control to the extent such terms conflict with the terms of Articles IV and V of the Credit Agreement.  For the purpose of Section 4.6 of the Credit Agreement, this Amendment shall constitute the Additional Term Loan Agreement with respect to the Additional Term Loans being made on the date hereof.

4.                                       Conversion of the Initial Term Loans into Additional Term Loans.

(a)                                  The parties hereby agree that upon the First Amendment Effective Date, the Initial Term Loans of each Lender that will hold First Additional Term Loans on the First Amendment Effective Date (each such Lender, a “Converting Lender”) shall be converted into First Additional Term Loans, in each case in the amounts and the percentages, as applicable, set forth in the Register for such Converting Lender.  In the event that, immediately after giving effect to the payments, conversions and reallocations on the Conversion Date as contemplated by this Section 4(a), the outstanding principal amount of a Converting Lender’s First Additional Term Loans will exceed the outstanding principal amount of such Converting Lender’s Initial Term Loans immediately prior to giving effect to such payments, conversions and reallocations, then such Converting Lender shall make an advance in an amount equal to such excess. Furthermore, the Administrative Agent shall make such reallocations of outstanding Term Loans of each Converting Lender as are necessary in order that the First Additional Term Loans of such Converting Lender reflect such Converting Lender’s Term Loan Commitment, in each case as set forth on the Register immediately after giving effect to the payments, conversions and reallocations contemplated in this Section 4(a).

(b)                                 As of the First Amendment Effective Date, after giving effect to the payments, conversions and reallocations described in Section 4(a), the aggregate outstanding amount of the First Additional Term Loans shall be $235,410,000.  The outstanding Initial Term Loans of all Lenders other than the Converting Lenders (the “Departing Lenders”) shall be repaid in full from the proceeds of the First Additional Term Loans and terminated and each such Departing Lender shall cease to be a Lender with respect to Term Loans under the Credit Agreement.  In addition, on the First Amendment Effective Date, the Initial Term Loans shall be entirely re-evidenced and replaced with the First Additional Term Loans.  The Borrower hereby agrees that after the First Amendment Effective Date, neither the Administrative Agent, the Syndication Agent, the Documentation Agent nor any Lender shall have any further obligations with respect to the Initial Term Loans.

(c)                                  All Term Notes issued by the Borrower to any Lender in connection with the Initial Term Loans shall be canceled and be promptly returned to the Borrower.  Upon the request of any

Lender in connection with the First Additional Term Loans, the Borrower shall execute and deliver to such Lender new Term Notes.

(d)                                 To the extent any conversion, reallocation or prepayment provided in this Section 4 is deemed to conflict with any of the provisions of Articles IV or V of the Credit Agreement (including, without limitation, Section 4.6(d)), any such conflicting provisions are hereby waived for purposes of this Amendment.

(e)                                  The events and transactions described and contemplated in this Section 4 are not intended to, and shall not, constitute a novation of the Credit Agreement or any of the indebtedness incurred in connection therewith, including, without limitation, any Obligations.

5.                                       Consent.          Subject to the satisfaction of the conditions set forth in Section 6 of this Amendment, the Lenders executing this Amendment or the Authorization consent to (a) the transfer of that portion of the assets constituting the DRS Signal Solutions (West) division of DRS EW & Network Systems, Inc., a Restricted Subsidiary, to DRS Signal Solutions, Inc., a Restricted Subsidiary, (b) the transfer of that portion of the assets constituting the Nevada division of DRS Training & Control Systems, Inc., a Restricted Subsidiary, to DRS Broadcast Technology, Inc., a Restricted Subsidiary, and (c) the transfer of all of the assets of DRS Nytech Imaging Systems, Inc., a Restricted Subsidiary, to DRS Infrared Technologies, LP, a Restricted Subsidiary, and the subsequent winding up of DRS Nytech Imaging Systems, Inc. into DRS Infrared Technologies, LP; provided that (i) the Borrower shall deliver to the Administrative Agent all material applicable documentation to be executed in connection with each such transaction no later than five (5) Business Days prior to the consummation of each such transaction and such documentation shall be in form and substance reasonably satisfactory to the Administrative Agent and (ii) each such transaction shall be consummated no later than August 1, 2004.

6.                                       Effectiveness.  This Amendment shall become effective on the date that each of the following conditions has been satisfied:

(a)                                  Amendment Documents.  The Administrative Agent shall have received (1) a duly executed counterpart of this Amendment from the Administrative Agent, the Borrower and each Subsidiary Guarantor, (2) an Authorization from each Increase Lender and (3) Authorizations from the Required Lenders.

(b)                                 Increase Notification.  The Administrative Agent shall have received an Increase Notification executed by the Borrower providing for Additional Term Loans totaling $235,410,000.

(c)                                  Notice of Borrowing.  The Administrative Agent shall have received a completed Notice of Borrowing executed by the Borrower in accordance with Section 6.3 of the Credit Agreement with respect to the Additional Term Loans in the principal amount of $235,410,000 to be funded on the First Amendment Effective Date.

(d)                                 Certificate of Secretary of the Borrower.  The Administrative Agent shall have received a  certificate of the secretary or assistant secretary of the Borrower dated as of the First Amendment Effective Date (i) certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing Loan Documents to which it is a party (or containing a representation that each authorized signatory provided in the certificate of secretary which was delivered to the Administrative Agent in connection with the Credit Agreement remains unchanged as of the First Amendment Effective Date), (ii) certifying that the articles or certificate of incorporation or formation of the Borrower and all amendments thereto and the bylaws or other governing document of the Borrower and all amendments thereto which were delivered to the Administrative Agent in connection with the Credit Agreement have not been repealed, revoked, rescinded or further amended in any respect and that each remains in full force and effect as of the First Amendment Effective Date and (iii) certifying that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Amendment, the Increase Notification and the Term Notes.

(e)                                  Opinion of Counsel.  The Administrative Agent shall have received a legal opinion of counsel to the Borrower and each Subsidiary Guarantor, addressed to the Administrative Agent and the Lenders and dated as of the First Amendment Effective Date, which shall be in form and substance acceptable to the Administrative Agent, as to the due authorization, execution, delivery and enforceability of this Amendment, the Increase Notification and the Term Notes and such other matters as reasonably requested by the Administrative Agent.

(f)                                    Repayment to Departing Lenders.  The Borrower shall have repaid in full the outstanding Initial Term Loans (together with all applicable accrued and unpaid fees and interest) of each Departing Lender.

(g)                                 Fees and Expenses.  The Administrative Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the fees and expenses referred to in Section 10 of this Amendment, the Credit Agreement and the transactions contemplated thereby.

(h)                                 Certificate of Secretary of Integrated Defense Technologies, Inc. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of Integrated Defense Technologies, Inc. certifying as to the incumbency and genuineness of the signature of each officer of Integrated Defense Technologies, Inc. executing this Amendment.

(i)                                     Other Documents.  The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.

7.                                       Acknowledgement of Subsidiary Guarantors; Reaffirmation of Security Documents.

(a)                                  By their execution hereof, each Subsidiary Guarantor hereby expressly (i) consents to the modifications and amendments set forth in this Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

(b)                                 The Borrower and each Subsidiary Guarantor hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Amendment.  In furtherance of the reaffirmations set forth in this Section 7, the Borrower and each Subsidiary Guarantor hereby grants and assigns a security interest in all Collateral identified in any Security Document as collateral security for the Obligations and the Subsidiary Guaranteed Obligations.

8.                                       Effect of Amendment.  Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect.  The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of or default under the Credit Agreement, the other Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein.

9.                                       Representations and Warranties/No Default.

(a)                                  By its execution hereof, each of the Borrower and each Subsidiary Guarantor hereby certifies that each of the representations and warranties set forth in the Credit Agreement, the Subsidiary Guaranty Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred and is continuing as of the date hereof.

(b)                                 By its execution hereof, each of the Borrower and each Subsidiary Guarantor hereby represents and warrants that each of the Borrower and each Subsidiary Guarantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(c)                                  By its execution hereof, each of the Borrower and each Subsidiary Guarantor hereby represents and warrants that this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each Subsidiary Guarantor party thereto, and each such document constitutes the legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor party thereto, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

10.                                 Fees and Expenses.    The Borrower shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

11.                                 Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without regard to the conflicts of law provisions of such state.

12.                                 Counterparts.  This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

13.                                 Fax Transmission.  A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

DRS TECHNOLOGIES, INC.

	By:	/s/ Richard A. Schneider
	Name:	Richard A. Schneider
	Title:	Exec. V.P., Chief Financial Officer

SUBSIDIARY GUARANTORS:

[CORPORATE SEAL]	DRS TECHNOLOGIES CANADA, INC.
DRS INTERNATIONAL, INC.
DRS COMMUNICATIONS COMPANY LLC
	By:	DRS Technologies, Inc., its Sole
Member and Manager
DRS INFRARED TECHNOLOGIES, LP
	By:	DRS FPA, Inc., its General Partner
DRS FPA, INC.
DRS UNMANNED TECHNOLOGIES, INC.
TECH-SYM CORPORATION
DRS BROADCAST TECHNOLOGY, INC.
DRS TEST & ENERGY MANAGEMENT, INC.
DRS EW & NETWORK SYSTEMS, INC.
DRS SIGNAL SOLUTIONS, INC.
DRS WEATHER SYSTEMS, INC.
DRS TRAINING & CONTROL SYSTEMS, INC.

	By:	/s/ Nina Laserson Dunn
	Name:	Nina Laserson Dunn
	Title:	Secretary

[Signatures Continued on the Following Page]

[CORPORATE SEAL]	DRS ELECTRONIC SYSTEMS, INC.
DRS TECHNICAL SERVICES, INC.
LAUREL TECHNOLOGIES PARTNERSHIP
		By:	DRS Systems Management Corporation,
a General Partner
DRS SURVEILLANCE SUPPORT SYSTEMS, INC.
DRS SYSTEMS MANAGEMENT CORPORATION
DRS POWER & CONTROL TECHNOLOGIES, INC.
DRS ELECTRIC POWER TECHNOLOGIES, INC.

	By:	/s/ Steven Schorer
	Name:	Steven Schorer
	Title:	President

[CORPORATE SEAL]	LAUREL TECHNOLOGIES PARTNERSHIP
	By:		Sunburst Management Corporation, a
General Partner

	By:	/s/ Kim Kunkle
	Name:	Kim Kunkle
	Title:	President

[CORPORATE SEAL]	PARAVANT INC.
DRS TACTICAL SYSTEMS (WEST), INC.
DRS ENGINEERING DEVELOPMENT LABS, INC.
DRS SIGNAL TECHNOLOGIES, INC.
DRS SIGNAL RECORDING TECHNOLOGIES, INC.
NAI TECHNOLOGIES, INC.
DRS NEWCO III, INC.

	By:	/s/ Richard A. Schneider
		Name:	Richard A. Schneider
		Title:	Treasurer

[CORPORATE SEAL]	DRS DATA & IMAGING SYSTEMS, INC.
DRS SENSORS & TARGETING SYSTEMS, INC.
DRS NYTECH IMAGING SYSTEMS, INC.

	By:	/s/Richard A. Schneider
		Name:	Richard A. Schneider
		Title:	Secretary

[Signatures Continued on the Following Page]

[CORPORATE SEAL]	DRS SYSTEMS, INC.

	By:	/s/ Thomas Crimmins
		Name:	Thomas Crimmins
		Title:	Secretary

[CORPORATE SEAL]	DRS OPTRONICS, INC.

	By:	/s/ Fred L. Marion
		Name:	Fred L. Marion
		Title:	President

[CORPORATE SEAL]	DRS POWER TECHNOLOGY, INC.

	By:	/s/ Edward L. Bartlett, Jr.
		Name:	Edward L. Bartlett, Jr.
		Title:	President

[CORPORATE SEAL]	DRS TACTICAL SYSTEMS, INC.

	By:	/s/ Richard P. McNeight
		Name:	Richard P. McNeight
		Title:	President

[CORPORATE SEAL]	INTEGRATED DEFENSE TECHNOLOGIES, INC.

	By:	/s/ Robert F. Mehmel
		Name:	Robert F. Mehmel
		Title:	President

[Signatures Continued on the Following Page]

AGENTS AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Lender and at the request of the other Agents and Lenders party to the Credit Agreement pursuant to the Authorization

By:
Name:
Title:

Schedule 1

to

First Amendment to Credit Agreement

Terms of the

First Additional Term Loans

All capitalized undefined terms used on this Schedule 1 shall have the meanings assigned thereto in the Credit Agreement (as amended by the First Amendment to Credit Agreement dated as of February 6, 2004 and as further amended, restated, supplemented or otherwise modified from time to time).

Additional Term Loan:

Subject to the terms and conditions set forth in the Credit Agreement, each Lender with a Term Loan Commitment severally agrees to make a First Additional Term Loan to the Borrower on the First Additional Term Loan Effective Date (which date shall be the same as the First Amendment Effective Date).  The First Additional Term Loans shall be funded on the First Additional Term Loan Effective Date by each Lender with a Term Loan Commitment in a principal amount equal to such Lender’s Term Loan Percentage of the aggregate principal amount of the First Additional Term Loans, which aggregate principal amount shall equal the total Term Loan Commitment as of the First Additional Term Loan Effective Date.

Additional Term Loan Effective Date:	February 6, 2004 (the “First Additional Term Loan Effective Date”).

Additional Term Loan Maturity Date:

The first to occur of (a) November 4, 2010, (b) the date of termination pursuant to Section 12.2(a) of the Credit Agreement or (c) the date of repayment of the outstanding First Additional Term Loans pursuant to Section 4.4 of the Credit Agreement.

Purpose:	The proceeds of the First Additional Term Loans shall be used to refinance the Initial Term Loans.

Scheduled Repayments:

In accordance with Section 4.3(b) of the Credit Agreement, the Borrower shall repay the aggregate outstanding principal amount of the First Additional Term Loans in consecutive quarterly installments on the last Business Day of each of March, June, September and December commencing March 31, 2004 as set forth below, except as the amounts of individual installments may be adjusted pursuant to Section 4.4 of the Credit Agreement:

YEAR	PAYMENT DATE	PRINCIPAL INSTALLMENT	TERM LOAN COMMITMENT
		($)	($)
1	March 31, 2004	$590,000	$234,820,000
	June 30, 2004	$590,000	$234,230,000
	September 30, 2004	$590,000	$233,640,000

2	December 31, 2004	$590,000	$233,050,000
	March 31, 2005	$590,000	$232,460,000
	June 30, 2005	$590,000	$231,870,000
	September 30, 2005	$590,000	$231,280,000

3	December 31, 2005	$590,000	$230,690,000
	March 31, 2006	$590,000	$230,100,000
	June 30, 2006	$590,000	$229,510,000
	September 30, 2006	$590,000	$228,920,000

4	December 31, 2006	$590,000	$228,330,000
	March 31, 2007	$590,000	$227,740,000
	June 30, 2007	$590,000	$227,150,000
	September 30, 2007	$590,000	$226,560,000

5	December 31, 2007	$590,000	$225,970,000
	March 31, 2008	$590,000	$225,380,000
	June 30, 2008	$590,000	$224,790,000
	September 30, 2008	$590,000	$224,200,000

6	December 31, 2008	$590,000	$223,610,000
	March 31, 2009	$590,000	$223,020,000
	June 30, 2009	$590,000	$222,430,000
	September 30, 2009	$590,000	$221,840,000

7	December 31, 2009	$55,460,000	$166,380,000
	March 31, 2010	$55,460,000	$110,920,000
	June 30, 2010	$55,460,000	$55,460,000
	September 30, 2010	$55,460,000	0

Upon payment in full of the outstanding Initial Term Loans of the Departing Lenders (as such term is defined in the First Amendment) and the conversion of all other Initial Term Loans into Additional Term Loans, in each case in accordance with Section 4 of the First Amendment, the repayment schedule set forth above shall replace the repayment schedule currently set forth in Section 4.3(a) of the Credit Agreement.

Applicable Margin:

The Applicable Margin provided for in Section 5.1(a) of the Credit Agreement with respect to the First Additional Term Loans shall be 1.75% with respect to LIBOR Rate Loans and 0.50% with respect to Base Rate Loans.

ANNEX A

FORM OF LENDER AUTHORIZATION

AUTHORIZATION

                   , 2004

Wachovia Bank, National Association, as Administrative Agent
Charlotte Plaza, CP-8
201 South College Street
Charlotte, NC 28288-0680
Attn: Syndication Agency Services

Re:                               First Amendment dated as of February 6, 2004 (the “First Amendment”) to the Second Amended and Restated Credit Agreement dated as of November 4, 2003 by and among DRS Technologies, Inc., as borrower (the “Borrower”), the subsidiaries of the Borrower party thereto, as subsidiary guarantors (the “Subsidiary Guarantors”), the banks and financial institutions party thereto, as lenders (the “Lenders”) and Wachovia Bank, National Association, as administrative agent (the “Administrative Agent”)

This letter acknowledges our receipt and review of the First Amendment in the form posted on the DRS Technologies Intralinks workspace.  By executing this letter, we hereby authorize the Administrative Agent to execute and deliver the First Amendment on our behalf.

Each financial institution executing this Authorization agrees or reaffirms that it shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and shall have the rights and obligations of a Lender under each such agreement.

[Insert name of applicable financial institution]

By:
Name:
Title: